   As filed with the Securities and Exchange Commission on September 25, 1996

                                                          Registration No. 333-

- ------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         AMERICAN EAGLE OUTFITTERS, INC.
             (Exact name of Registrant as specified in its charter)

             Ohio                                              25-1724320
    (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                           Identification No.)

                              150 Thorn Hill Drive
                         Warrendale, Pennsylvania 15086

              (Address of Registrant's principal executive offices)

                         AMERICAN EAGLE OUTFITTERS, INC.
                             1994 STOCK OPTION PLAN

                            (Full Title of the Plan)

                                 Dale E. Clifton
            Vice President, Controller, and Chief Accounting Officer
                         American Eagle Outfitters, Inc.
                              150 Thorn Hill Drive
                         Warrendale, Pennsylvania 15086
                                 (412) 776-4857

            (Name, address and telephone number of agent for service)

                          Copies of Correspondence to:
                             Neil Bulman, Jr., Esq.
                         Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215

                         CALCULATION OF REGISTRATION FEE

                                                                       Proposed Maximum       Proposed Maximum       Amount of
     Title of Securities                              Amount to be      Offering Price       Aggregate Offering    Registration
       to be Registered                                Registered         Per Share*               Price*              Fee*

Common Stock,
 without par value.................................      300,000             $22.50             $6,750,000.00        $2,328.00

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of American Eagle Common Stock as reported on the Nasdaq National Market System on September 23, 1996.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of American Eagle Common Stock, without par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

               The document(s) containing the information concerning the American Eagle Outfitters, Inc. 1994 Stock Option Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to
Part I of the Form S-8 Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

               The contents of a Form S-8 Registration Statement, dated May 25, 1994, File No. 33-79358, are incorporated herein by reference.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on September 24, 1996.

                 AMERICAN EAGLE OUTFITTERS, INC.

                 By: *Jay L. Schottenstein
                    -------------------------------------------------
                     Jay L. Schottenstein, Chairman and Chief Executive Officer

               Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

            SIGNATURE                                         TITLE                                  DATE

       *Jay L. Schottenstein              Chairman of the Board of Directors and   )          September 24, 1996
- -----------------------------------       Chief Executive Officer                  )
        Jay L. Schottenstein              (Principal Executive Officer)            )
                                                                                   )
                                                                                   )
                                          Vice Chairman of the Board of Directors  )          September 24, 1996
- -----------------------------------                                                )
         Saul Schottenstein                                                        )
                                                                                   )
                                                                                   )
           *George Kolber                 Vice Chairman of the Board of Directors  )          September 24, 1996
- -----------------------------------       and Chief Operating Officer              )
            George Kolber                                                          )
                                                                                   )
          *Dale E. Clifton                Vice President, Controller, and          )          September 24, 1996
- -----------------------------------       Chief Accounting Officer                 )
           Dale E. Clifton                (Principal Accounting Officer)           )
                                                                                   )
                                                                                   )
           *Laura A. Weil                 Executive Vice President and Chief       )          September 24, 1996
- -----------------------------------       Financial Officer (Principal Financial   )
            Laura A. Weil                 Officer)                                 )
                                                                                   )
                                                                                   )
         *Martin P. Doolan                Director                                 )          September 24, 1996
- -----------------------------------                                                )
          Martin P. Doolan                                                         )
                                                                                   )
        *Thomas R. Ketteler               Director                                 )          September 24, 1996
- -----------------------------------                                                )
         Thomas R. Ketteler                                                        )
                                                                                   )
         *John L. Marakas                 Director                                 )          September 24, 1996
- -----------------------------------                                                )
          John L. Marakas                                                          )

                                                                         )
                                                                         )
               *David W. Thompson                      Director          )          September 24, 1996
- --------------------------------------------------                       )
                David W. Thompson                                        )

*By:   /s/Neil Bulman, Jr.
     ------------------------------------
       Neil Bulman, Jr., attorney-in-fact
       for each of the persons indicated

                          Registration No. 333-_______

- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                               ------------------

                         AMERICAN EAGLE OUTFITTERS, INC.

                               ------------------
                                    EXHIBITS
                               ------------------

                                  EXHIBIT INDEX

                                                                                           Pagination By
                                                                                            Sequential
Exhibit                                     Exhibit                                          Numbering
Number                                   Description                                          System
- -------                                  -----------                                       -------------
4(a)     *   American Eagle Outfitters, Inc. 1994 Stock Option Plan

4(b)         First Amended and Restated Articles of Incorporation of
             American Eagle Outfitters, Inc, as amended (Exhibit 4(b) to Registration Statement on Form S-8 (Registration No.
             33-79358), and incorporated herein by reference).

5        *   Opinion of Porter, Wright, Morris & Arthur regarding legality.

15       *   Acknowledgment of Ernst & Young LLP Related to Unaudited
             Interim Information

23(a) Consent of Porter, Wright Morris & Arthur (included in Exhibit 5 filed herein).

23(b)    *   Consent of Ernst & Young LLP.

24       *   Powers of Attorney.

* Filed with this Registration Statement